FIRST EAGLE REAL ESTATE DEBT FUND

1345 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10105

(800) 334-2143

SUPPLEMENT DATED SEPTEMBER 29, 2026

TO PROSPECTUS DATED APRIL 30, 2026 AND

TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2026

This Supplement updates and supplements the Prospectus and Statement of Additional Information of First Eagle Real Estate Debt Fund (the “Fund”). Please retain this Supplement for future reference.

REIT Share Ownership Limitation

The Fund maintains certain share ownership limits for reasons relating to its qualification for taxation as a real estate investment trust (“REIT”). As described in the Fund’s Prospectus, among other REIT qualification requirements, no more than 50% of the value of the Fund’s outstanding shares may be owned, directly or indirectly, by five or fewer “individuals” (as defined in the federal tax code) during the last half of any taxable year (other than the first year for which an election to be considered a REIT has been made). This is often referred to as the “5/50 Rule”. The limits described here relate to the 5/50 Rule and may be adjusted by the Fund’s Board of Trustees from time to time.

The currently applicable general ownership limits, effective September 11, 2026, prohibit shareholders from beneficially or constructively owning (i) more than 5.7% (in value or number of shares, whichever is more restrictive) of the Fund’s outstanding Common Shares and (ii) more than 5.7% in value of the Fund’s outstanding shares (including Common Shares and preferred shares).

These general ownership limits are lower than the limits originally specified in the Prospectus but are higher than the reduced limits that were effective from June 30, 2026 until the date of this Supplement. The general ownership limits do not apply to two shareholders that, by action of the Board of Trustees, are subject to a higher “excepted holder” limit in recognition of their contribution of seed capital at the time of the Fund’s launch.

This description of the Fund’s REIT share ownership limitations modifies, and to the extent inconsistent replaces, the corresponding description of such share ownership limitations under the heading “Large Shareholder Risk”, “Risks Related to the Fund’s REIT Qualification and Certain Other U.S. Federal Income Tax Items” and “Description of Capital Structure and Shares—Restrictions on Ownership and Transfer” in the Prospectus and “Description of Capital Structure and Shares—Restrictions on Ownership and Transfer” and “U.S. Federal Income Tax Considerations as a REIT – Requirements for Qualification as a REIT” in the Statement of Additional Information.

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The information in this Supplement modifies the First Eagle Real Estate Debt Fund’s Prospectus dated April 30, 2026 and Statement of Additional Information dated April 30, 2026. In particular, and without limitation, the information contained in this Supplement modifies, and if inconsistent replaces, relevant disclosure in the Prospectus and Statement of Additional Information. This Supplement supersedes in its entirety the prior Supplement addressing these matters dated June 30, 2026.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE